SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 15, 2004

First Union Real Estate Equity And Mortgage Investments

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4600

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

The press release of First Union Real Estate Equity and Mortgage Investment (the “Trust”), dated November 15, 2004, announcing the Trust’s third quarter 2004 earnings is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(c)           Exhibits

99            Third Quarter 2004 Earnings Release dated November 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of November, 2004.

FIRST UNION REAL ESTATE EQUITY AND
MORTGAGE INVESTMENTS
By:	/s/ Carolyn Tiffany
Carolyn Tiffany
Chief Operating Officer